UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report

December 16, 2019

(Date of earliest event reported)

EVI Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-14757 (Commission File Number)	11-2014231 (IRS Employer Identification No.)
4500 Biscayne Blvd., Suite 340 Miami, Florida (Address of principal executive offices)		33137 (Zip Code)

(305) 402-9300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.025 par value	EVI	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) of EVI Industries, Inc. (the “Company”) was held on December 16, 2019. At the Annual Meeting, the Company’s stockholders (i) approved the election of the seven director nominees nominated by the Company’s Board of Directors, each for a term expiring at the Company’s 2020 Annual Meeting of Stockholders and until his successor is elected and qualified, (ii) approved, on a non-binding, advisory basis, the compensation of the Company’s Named Executive Officers (as defined in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting (the “Proxy Statement”) pursuant to Item 402 of Regulation S-K promulgated by the Securities and Exchange Commission) for the fiscal year ended June 30, 2019, as disclosed in the Proxy Statement, and (iii) selected, on a non-binding, advisory basis, for future stockholder advisory votes on Named Executive Officer compensation to continue to be held every three years. A summary of the voting results is set forth below.

Proposal 1: Election of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non- Votes
Henry M. Nahmad	10,050,692	117,547	0
Dennis Mack	10,048,045	120,194	0
David Blyer	9,271,218	897,021	0
Alan M. Grunspan	10,128,868	39,371	0
Timothy P. LaMacchia	9,472,160	696,079	0
Hal M. Lucas	10,136,228	32,011	0
Glen Kruger	10,134,316	33,923	0

Proposal 2:  Approval, on a Non-Binding, Advisory Basis, of the Compensation of the Company’s Named Executive Officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,083,792	9,181	75,266	0

Proposal 3:  Non-Binding, Advisory Vote on the Frequency of Future Stockholder Advisory Votes on Named Executive Officer Compensation

Every Year	Every 2 Years	Every 3 Years	Abstentions	Broker Non-Votes
1,480,307	4,070	8,547,077	136,785	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVI INDUSTRIES, INC.

Dated: December 17, 2019	By:	/s/ Robert H. Lazar
Robert H. Lazar
Chief Financial Officer

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